DIVESTITURES	12 Months Ended
Dec. 31, 2025
DIVESTITURES
DIVESTITURES

6.DIVESTITURES

On August 10, 2022, the Company announced that it had completed the sale of its 90% interest in the Chirano mine in Ghana to Asante Gold Corporation (“Asante”) for total consideration of $225.0 million in cash and shares. In accordance with the share purchase and sale agreement, the Company received $60.0 million in cash and 34,962,584 Asante common shares on closing, and the remaining cash consideration of $128.8 million (the “Deferred Consideration”) was to be received over the two-year period subsequent to closing.

On August 8, 2025, the Company and Asante amended the share purchase and sale agreement (the “Amended Sale Agreement”) including with respect to the remaining Deferred Consideration. On August 12, 2025, Asante settled the outstanding Deferred Consideration including accrued interest through a cash payment of $53.4 million, 36,927,650 Asante common shares, and a convertible debenture in the principal amount of $79.7 million, which was determined to be fair value. The Asante common shares were recorded at fair value of $44.0 million based on the quoted market price on the closing date and were subsequently measured at FVOCI. The convertible debenture had a maturity date of August 12, 2032 and a conversion option of C$1.81 per share up until August 12, 2030.

In connection with the Amended Sale Agreement, the Company recognized interest of $31.8 million in finance income and a gain on refinancing of $15.4 million in other income on closing of the August 8, 2025 transaction.

In September 2025, the Company sold all of its Asante common shares, an aggregate of 66,778,634 shares, for net consideration of $82.8 million.  As a result, the Company recognized gains in OCI of $5.5 million.

In October 2025, the Company exercised its conversion option on the total amount of the convertible debenture, including principal and accrued interest, and received 61,735,867 Asante common shares. The Company subsequently sold all of the newly issued Asante common shares for net proceeds of $95.5 million and recognized an additional gain of $15.8 million in other income in the year ended December 31, 2025. In combination with the cash payments received from the Amended Sale Agreement and the proceeds from the sale of Asante securities, the Company received $231.7 million in cash in the year ended December 31, 2025.